UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 17, 2021 (February 11, 2021)

TUATARA CAPITAL ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40049	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
655 Third Avenue, 8th Floor New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 460-7522

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	TCAC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TCACW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	TCACU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 17, 2021, Tuatara Capital Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $200,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 6,000,000 warrants (the “Private Placement Warrants”) to TCAC Sponsor, LLC (the “Sponsor”) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $6,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, so long as they are held by the Sponsor or its permitted transferees: (1) they will not be redeemable by the Company (except if, after the Warrants have become exercisable, the value per share is less than $18.00 for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which a notice of redemption is sent and the public warrants are also called for redemption); (2) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) are entitled to registration rights.

A total of $200,000,000, comprised of $196,000,000 of the proceeds from the IPO, including $7,000,000 of the underwriters’ deferred discount, and $4,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company's obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if it does not complete an initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders' rights or pre-initial business combination activity.

In connection with the IPO, the Company entered into or adopted the following agreements, forms of which were previously filed as exhibits to the Company registration statement (File No. 333-252484):

•	An Underwriting Agreement, dated February 11, 2021, among the Company and J.P. Morgan Securities LLC and BMO Capital Markets Corp., as representatives of the several underwriters.

•	The Amended and Restated Memorandum and Articles of Association of the Company, dated February 11, 2021.

•	A Warrant Agreement, dated February 11, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated February 11, 2021, among the Company and its officers and directors and TCAC Sponsor, LLC.

•	An Investment Management Trust Agreement, dated February 11, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated February 11, 2021, among the Company and certain security holders.

•	An Administrative Services Agreement, dated February 11, 2021, between the Company and the Sponsor.

•	A Private Placement Warrants Purchase Agreement, dated February 11, 2021, between the Company and TCAC Sponsor, LLC.

•	Indemnity Agreements, each dated February 11, 2021, between the Company and each of its executive officers and directors.

On February 11, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 11, 2021, among the Company and J.P. Morgan Securities LLC and BMO Capital Markets Corp., as representatives of the several underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated February 11, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	A Letter Agreement, dated February 11, 2021, among the Company and its officers and directors and TCAC Sponsor, LLC.
10.2	Investment Management Trust Agreement, dated February 11, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated February 11, 2021, among the Company and certain security holders.
10.4	Administrative Services Agreement, dated February 11, 2021, between the Company and TCAC Sponsor, LLC.
10.5	Private Placement Warrants Purchase Agreement, dated February 11, 2021, between the Company and TCAC Sponsor, LLC.
10.6	Form of Company Indemnity Agreement.
10.7	Indemnity Agreement, dated February 11, 2021, between the Company and Sergey Sherman.
10.8	Indemnity Agreement, dated February 11, 2021, between the Company and Jeffrey Bornstein.
10.9	Indemnity Agreement, dated February 11, 2021, between the Company and Richard Taney.
10.10	Indemnity Agreement, dated February 11, 2021, between the Company and Aris Kekedjian.
10.11	Indemnity Agreement, dated February 11, 2021, between the Company and Mark Zittman.
10.12	Indemnity Agreement, dated February 11, 2021, between the Company and Albert Foreman.
99.1	Press Release, dated February 11, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2021

TUATARA CAPITAL ACQUISITION CORPORATION

By:	/s/ Albert Foreman
Albert Foreman
Chief Executive Officer